EXHIBIT 10(i)

             FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT ("Fifth Amendment") is made and entered into as of the 31st day of March, 1998, by and between Equus II Incorporated, a Delaware corporation, with offices and place of business at 2929 Allen Parkway, Houston, Texas 77019 (hereinafter called "Borrower") and NationsBank of Texas, N.A. a national banking association, with offices at 700 Louisiana, Houston, Texas 77002 (hereinafter called "Lender"). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Agreement that certain Amended and Restated Loan Agreement ("Loan Agreement") between Borrower and Lender dated as of the 29th day of March 1996, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of March 28, 1997, by the Second Amendment to Amended and Restated Loan Agreement dated as of June 30, 1997, by the Third Amendment to Amended and Restated Loan Agreement dated as of September 22, 1997 and the Fourth Amended and Restated Loan Agreement dated as of December 3, 1997 in the following respects:

          Section 1. AMENDMENTS TO LOAN AGREEMENT.

               (a) Section 1.1 of the Loan Agreement is hereby amended to read as follows:

                    "1.1 INDEBTEDNESS. Upon the terms and conditions hereinafter set forth, the Lender agrees to lend to and/or issue letters of credit for the account of Borrower in an aggregate of up to $30,000,000.00 outstanding at any time pursuant to Revolving Facility A to be extended to the Borrower by the Lender as more specifically described in Section 1.3 hereof."

               (b) The definition of "Commitment Fee" is hereby amended to read as follows:

                    "Commitment Fee" means fees payable by Borrower to Lender
               (i) in an amount equal to $10,000.00 payable upon execution of this Agreement and, where applicable, (ii) on the average daily unused portion of the Credit Facility from and including the date of the Fifth Amendment to the Maturity Date, at the rate of one-quarter of one percent (1/4%) per annum based on a 365 or 366 day year as applicable and the actual number of days elapsed, payable on the last day of each March, June, September and December, commencing on March 31, 1998. For purposes of calculation of the Commitment Fees, the unused portion of the

               Credit Facility on any day will be equal to the amount of the Credit Facility on such day less the aggregate amount of Loans outstanding and the undrawn amount of all Credits on such date.

               (c) The definition of "Commitment Fee-Facility C" is hereby amended to read as follows:

                    "Commitment Fee-Facility C" shall mean a fee in the amount of $15,000, payable upon execution of this Agreement."

               (d) The definition of "Facility A Note" in the Loan Agreement is hereby amended to read as follows:

                    "Facility A Note" means the Facility A promissory note of
               the Borrower in the maximum principal amount of $30,000,000, in the form attached as Exhibit "1.3" to the Fifth Amendment.

               (e) The definition of "Facility B Note" in the Loan Agreement is hereby amended to read as follows:

                    "Facility B Note" means the Facility B promissory note of
               the Borrower in the maximum principal amount of $10,000,000, in the form attached as Exhibit "1.4" to the Fifth Amendment.

               (f) The definition of "Facility C Note" in the Loan Agreement is hereby amended to read as follows:

                    "Facility C Note" means the Facility C promissory note of
               the Borrower in the maximum principal amount of $150,000,000, in the form attached as Exhibit "1.7" to the Fifth Amendment.

               (g) The definition of "Fifth Amendment" is hereby added to the Loan Agreement and reads as follows:

                    "Fifth Amendment" means the Fifth Amendment to Amended and
               Restated Loan Agreement between the Borrower and the Lender, dated as of March 31, 1998.

               (h) The definition of "Eurodollar Daily Floating Rate" is hereby added to the Loan Agreement and reads as follows:

                    "Eurodollar Daily Floating Rate" shall mean on any day the fluctuating rate of interest equal to the one-month London Interbank Offered Rate as published in the "Money Rates" section of the Wall Street Journal on the immediately preceding Business Day, as adjusted from time to time in Lender's sole discretion for then applicable reserve requirements, deposits insurance assessment rates and other regulatory costs. Interest will accrue on any day which is not a Business Day at the rate in effect on the immediately preceding Business Day. If no such quotes are generally available for such amount, then the Lender shall be entitled to determine the Eurodollar Daily Floating Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quotes were generally available.

               (i) The definition of "Maturity Date" is hereby amended to read as follows:

                    "Maturity Date" means April 1, 1999.

               (j) The first sentence of Section 1.3(a) of the Loan Agreement is hereby amended to read as follows:

                    "(a) agrees to make Loans to Borrower pursuant to a
               revolving line of credit up to but not in excess of an aggregate principal amount outstanding at any time of $30,000,000.00, provided the aggregate amount of Loans outstanding pursuant to this Section 1.3, when combined with the amount of outstanding Credits, shall not exceed Borrowing Base A."

               (k) Section 1.3(c) of the Loan Agreement is hereby amended to read as follows:

                    "(c) The Borrower's obligation to repay the Revolving
               Facility A shall be evidenced by a promissory note of the Borrower in substantially the form attached as Exhibit "1.3", payable to the order of Lender. The Revolving Note-A shall bear interest, at Borrower's option (to be exercised as set forth in Section 1.3(d) below) (i) at a variable interest rate of one-half of one percent (0.5%) below the Prime Rate per annum or (ii) the Eurodollar Daily Floating Rate plus one and 65/100ths percent (1.65%) per annum, not to exceed, in the case of either clause
               (i) or clause (ii), the maximum non-usurious interest rate permitted by applicable law with the balance of principal plus accrued and unpaid interest due and payable on or before the Maturity Date."

               (l) Section 1.3(d) is hereby added to the Loan Agreement and reads as follows:

                    "(d) BORROWER'S INTEREST RATE ELECTION.

                    No later than the last Business Day prior to the first day of each month, Borrower shall elect whether interest on loans made pursuant to Revolving Facility-A are to bear interest commencing on the first day of such month based upon the Prime Rate as provided in clause (i) of Section 1.3(c) (the "Prime Rate Option") or based upon the Eurodollar Daily Floating Rate as provided in clause (ii) of Section 1.3(a) (the "Eurodollar Option"). Each such election shall be made in writing, shall be irrevocable and shall be provided by Borrower to Lender pursuant to the notice procedures set forth under Section 7.2 hereof. Each such election shall continue to govern the interest rate on loans made under

               Revolving Facility - A unless and until the Borrower provides to Lender a new notice changing such election from the Prime Rate Option to the Eurodollar Option or VICE versa. If Borrower fails to provide Lender with a notice of Borrower's election hereunder, Borrower shall be deemed to have elected the Prime Rate Option for the next succeeding month."

               (m) Sections 1.4(a) and (b) are hereby amended to read as follows:

                    "(a) The Lender shall have, during the period from the date of this Agreement until the Maturity Date, subject to the terms and conditions of this Agreement, and subject to the condition that at the time of each borrowing hereunder no Default or Event of Default has occurred and is then continuing and that the representations and warranties given by the Borrower in Section 2 as of the date of this Agreement shall remain true and correct in all material respects (except for representations and warranties
               (i) which are made as of a particular date or (ii) as to which the facts which gave rise to the representation or warranty have changed as a result of circumstances or transactions which are contemplated or permitted pursuant to this Agreement), sole discretion to make Loans to Borrower pursuant to a revolving line of credit up to but not in excess of an aggregate principal amount outstanding at any time of $10,000,000.00, provided the aggregate amount outstanding pursuant to this Section 1.4 shall not exceed Borrowing Base B. Borrower shall make written request for each Loan pursuant to Revolving Facility B pursuant to a loan request in substantially the form of Exhibit "1.3.1" attached hereto. If Borrower's written request therefor is received by 1:00 p.m., Lender shall make each such Loan available to Borrower on the same Business Day Lender receives such request. If Borrower's loan request with respect to any such Loan is received after 1:00 p.m., Lender may defer the making of such Loan to the next Business Day. Each Loan shall be in an amount of not less than $100,000.

                    (b) The Borrower's obligation to repay the Revolving
               Facility B shall be evidenced by a promissory note of the Borrower in substantially the form attached as Exhibit "1.4" to the Fifth Amendment, payable to the order of Lender. The Revolving Note-B shall bear interest at a variable interest rate of one quarter of one percent (1/4%) over the Prime Rate per annum not to exceed the maximum non-usurious interest rate permitted by applicable law with the balance of principal plus accrued and unpaid interest due and payable on or before the Maturity Date."

               (n) Section 1.7(a) of the Loan Agreement is hereby amended to read as follows:

                    "1.7 FACILITY C. (a) The Lender, during the period from the date of this Agreement until April 1, 1999, subject to the terms and conditions of this Agreement, and subject to the condition that at the time of each borrowing issuance hereunder no Default or Event of Default has occurred and is then continuing to occur and that the representations and warranties given by the Borrower in Section 2 as of the date of this Agreement shall remain true and correct in all material respects (except for representations and warranties (i) which are made as of a particular date or (ii) as to which the facts which gave rise to the representation or warranty have changed as a result of circumstances or transactions which are contemplated or permitted pursuant to this Agreement), agrees to make a loan to Borrower up to but not in excess of an aggregate principal amount outstanding at any time of $150,000,000, on the same Business Day upon receipt from Borrower on or before 1:00 p.m. Houston time of written applications for the loan hereunder in the form attached as Exhibit "1.3.1".

               (o) Section 1.5(f) of the Loan Agreement is hereby amended to read as follows:

                    "(f) No Commitment Fee shall be payable by Borrower to
               Lender on the daily unused balance of Revolving Facility - B."

               (p) Section 1.7(b) of the Loan Agreement is hereby amended to read as follows:

                    "(b) The Borrower's obligation to repay Facility C shall be evidenced by a promissory note of the Borrower in substantially the form attached as Exhibit "1.7" to the Fifth Amendment, payable to the order of Lender. The Facility C Note shall bear interest at a variable interest rate of one-half of one percent (0.5%) over the Cash Collateral Account Rate per annum not to exceed the maximum non-usurious interest rate permitted by applicable law with principal amounts due on or before the fifth
               (5th) Business Day after each principal advance, interest due monthly on the 15th of each month and concurrently with principal payments, and the balance of principal plus accrued and unpaid interest due and payable on or before April 1, 1999."

               (q) Exhibit 2.4 to the Loan Agreement is hereby replaced with
          Exhibit 2.4 attached hereto, and all references in the Loan Agreement as amended by this Fifth Amendment to "Exhibit 2.4" shall refer to
          Exhibit 2.4 attached hereto.

               (r) Section 3.1(g) of the Loan Agreement is hereby amended to read as follows:

                    "(g) on or before the date of the Fifth Amendment, Borrower will provide Lender updated summary information regarding the Portfolio Investments in form and substance satisfactory to Lender, indicating information as of such date relating to buy-sell rights and obligations, funding obligations, restrictions on transfer, voting agreements, registration rights and such similar information as Lender may reasonably request."

               (s) Section 3.10(a) of the Loan Agreement is hereby amended to read as follows:

                    "(a) The aggregate indebtedness pursuant to Revolving
               Facility-A and the amount of outstanding Credits shall never exceed Borrowing Base A. The Borrowing Base A is the lesser of
               (i) $30,000,000 and (ii) fifty percent (50%) of the Current Fair Market Value of Borrower's Eligible Public Securities provided that the sum of (x) indebtedness pursuant to Revolving Facility A plus

               (y) outstanding Credits plus (z) indebtedness pursuant to Revolving Facility B shall not exceed thirty-three percent (33%) of Borrower's Net Asset Value."

               (t) Section 3.10(b) of the Loan Agreement is hereby amended to read as follows:

                    "(b) The aggregate indebtedness pursuant to Revolving
               Facility B shall never exceed Borrowing Base B. The Borrowing Base B is the least of (i) $10,000,000, (ii) twenty-five percent (25%) of the Current Fair Market Value of the Eligible Other Securities and (iii) Borrowing Base A, provided that the sum of
               (x) indebtedness pursuant to Revolving Facility A plus (y) outstanding Credits plus (z) indebtedness pursuant to Revolving Facility B shall not exceed thirty-three percent (33%) of Borrower's Net Asset Value."

               (u) The reference in the Borrowing Base Certificate, attached as Exhibit "3.10" to the Loan Agreement, to "$30,000,000" is hereby amended to read "$40,000,000".

     Section 2. CLOSING.

     The closing of the transactions contemplated by this Fifth Amendment is subject to the satisfaction of the following conditions.

     2.1 COUNSEL TO LENDER. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell & Riggs, L.L.P., counsel to the Lender.

     2.2 REQUIRED DOCUMENTS.

          (a) The Lender shall have received certified copies of resolutions of the Board of Directors of the Borrower in form and substance satisfactory to Lender with respect to authorization of this Fifth Amendment, the Revolving Facility A Promissory Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $30,000,000 in the form of Exhibit "1.3" attached to this Fifth Amendment, the Revolving Facility B Promissory Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $10,000,000 in the form of Exhibit "1.4" attached to this Fifth Amendment, the Facility C Promissory Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $150,000,000 in the form of Exhibit "1.7" attached to this Fifth Amendment (the "Notes"), the Ratification of Security Agreement-Pledge dated as of the date hereof (the "Ratification of Security Agreement"), and the other corporate instruments provided for herein.

          (b) The Lender shall have received a certificate of the Secretary of the Borrower of the names of officers of the Borrower to sign this Fifth Amendment, the Notes, the Ratification of Security Agreement and the other instruments or certificates related hereto together with the true signatures of such officers.

          (c) The Lender shall have received fully executed copies of the Fifth Amendment, the Notes, and the Ratification of Security Agreement.

          (d) The Lender shall have received originals of all certificates, notes or other instruments subject to the Security Agreement - Pledge dated as of March 18, 1996 between Borrower and Lender, as ratified by the Ratification of Security Agreement.

     2.3 OPINION OF COUNSEL. The Lender shall have received from Porter & Hedges, L.L.P., counsel to the Borrower, a written opinion, satisfactory to the Lender and its counsel.

     Section 3. RATIFICATION. Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement and the Security Instruments, including but not limited to the Security Agreement-Pledge, are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

     Section 4. DEFINED TERMS. All terms used in this Fifth Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this Fifth Amendment.

     Section 5. MULTIPLE COUNTERPARTS. This Fifth Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     Section 6. APPLICABLE LAW. This Fifth Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

     Section 7. FINAL AGREEMENT. THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS FIFTH AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

     IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their duly authorized officers as of the 31st day of March, 1998.

                                          EQUUS II INCORPORATED

                                          By: /s/ PATRICK M. CAHILL
                                          Name: PATRICK M. CAHILL
                                          Title:  VICE PRESIDENT


                                          NATIONSBANK OF TEXAS, N.A.

                                          By: /s/ LARRY B. BELL
                                          Name: LARRY B. BELL
                                          Title: SENIOR VICE PRESIDENT

                                  EXHIBIT "1.3"

                           P R O M I S S O R Y N O T E

                             [REVOLVING FACILITY-A]

$30,000,000                                                       March 31, 1998

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer, ("Borrower"), PROMISES TO PAY TO THE ORDER OF NATIONSBANK OF TEXAS, N.A. ("Lender"), in Houston, Harris County, Texas, the sum of THIRTY MILLION DOLLARS ($30,000,000) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to, at Borrower's option (a) Lender's Prime Rate minus one-half of one percent (0.5%) per annum, floating daily or (b) the Eurodollar Daily Rate (as defined in the Loan Agreement described herein) plus 1.65% per annum (each the "Stated Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate. This Note is payable as follows:

          Interest shall be due and payable quarterly as it accrues, on the last day of March, June, September and December of 1998 and on the 1st day of April, 1999, when the entire balance of principal and accrued interest shall be due and payable.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at the Prime Rate plus 2% not to exceed the Maximum Rate.

     Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this
Note is uniform throughout the term hereof.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article 5069-1D.003 of the Texas Credit Title, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower's funds which may from time to time be deposited with Lender.

     Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

     The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, ET seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

     This Note is the Revolving Note-A referred to in, is subject to, and is entitled to the benefits of, the Amended and Restated Loan Agreement dated March 29, 1996 between Borrower and Lender, as that Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the "Loan Agreement"). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in increase, replacement and extension of that certain promissory note of the Borrower dated March 26, 1997, in favor of the Lender and in the original principal amount of $22,500,000, which was given in increase, replacement and extension of that certain promissory note of the Borrower dated March 18, 1996, in favor of the Lender and in the original principal amount of $12,500,000, and the liens securing payment thereof are not released but are hereby ratified and carried forward to secure this Note.

     This Note is entitled to the benefits of and security afforded by the Security Agreement-Pledge dated March 18, 1996 between Borrower and Lender, as that Security Agreement-Pledge may be amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                                               EQUUS II INCORPORATED,
                                               A DELAWARE CORPORATION

                                               By: ________________________
                                               Patrick M. Cahill, Vice President

                                  EXHIBIT "1.4"

                           P R O M I S S O R Y N O T E

                            [REVOLVING FACILITY - B]

$10,000,000                                                       March 31, 1998

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer ("Borrower"), PROMISES TO PAY TO THE ORDER OF NATIONSBANK OF TEXAS, N.A. ("Lender"), in Houston, Harris County, Texas, the sum of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to Lender's Prime Rate (as defined in the Loan Agreement described herein) plus one quarter percent (1/4%) per annum, floating daily ("Stated Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate. This Note is payable as follows:

          Interest shall be due and payable quarterly as it accrues, on the last day of March, June, September and December of 1998 and on the 1st day of April, 1999, when the entire balance of principal and accrued interest shall be due and payable.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at Prime Rate plus 2% not to exceed the Maximum Rate.

     Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this
Note is uniform throughout the term hereof.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article 5069-1D.003 of the Texas Credit Title, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower's funds which may from time to time be deposited with Lender.

     Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

     The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, ET seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

     This Note is the Revolving Note-B referred to in, is subject to, and is entitled to the benefits of, the Amended and Restated Loan Agreement dated March 29, 1996 between Borrower and Lender, as that Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the "Loan Agreement"). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in replacement and extension of that certain promissory note of the Borrower dated March 26, 1997 in favor of the Lender and in the original principal amount of $7,500,000, which was given in replacement and extension of that certain promissory note of the Borrower dated March 18, 1996 in favor of the Lender and in the original principal amount of $7,500,000, and the liens securing the payment thereof are not released but are hereby ratified and carried forward to secure this Note.

     This Note is entitled to the benefits of and security afforded by the Security Agreement-Pledge dated March 18, 1996 between Borrower and Lender, as that Security Agreement-Pledge may be amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                                           EQUUS II INCORPORATED,
                                           A DELAWARE CORPORATION

                                           By: _______________________________
                                               Patrick M. Cahill, Vice President

                                  EXHIBIT "1.7"

                           P R O M I S S O R Y N O T E

                                [FACILITY C NOTE]

$150,000,000                                                      March 31, 1998

     FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer ("Borrower"), PROMISES TO PAY TO THE ORDER OF NATIONSBANK OF TEXAS, N.A. ("Lender"), in Houston, Harris County, Texas, the sum of One Hundred Fifty Million and No/100 DOLLARS ($150,000,000) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to Cash Collateral Account Rate plus one-half of one percent (0.5%) per annum, floating daily (as defined in, and subject to adjustment as set forth in Section 1.7(c) of, the Loan Agreement) ("Stated Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate. This Note is payable as follows:

          Interest shall be payable on the 15th day of each month and simultaneously with repayment of principal. Principal shall be payable on the fifth (5th) Business Day following each advance in an amount equal to such advance.

          The entire balance of principal and accrued interest shall be due and payable on April 1, 1999.

     It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

     In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at Prime Rate plus two percent (2%) not to exceed the Maximum Rate.

     Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

     Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this
Note is uniform throughout the term hereof.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article 5069-1D.003 of the Texas Credit Code, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

     As used in this Note, the term "Cash Collateral Account Rate" shall mean the interest rate actually earned by Borrower on investments in that certain Cash Collateral Account (as such term is defined in the Loan Agreement) during the period principal amounts are owed pursuant to this Note.

     Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower's funds which may from time to time be deposited with Lender.

     Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

     The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, ET seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

     This Note is the Facility C Note referred to in, is subject to, and is entitled to the benefits of, the Amended and Restated Loan Agreement dated March 29, 1996 between Borrower and Lender, as that Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the "Loan Agreement"). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in replacement and extension of that certain promissory Note of the Borrower dated September __, 1997 in favor of the Lender in the original principal amount of $150,000,000, which was given in replacement and extension of that certain promissory Note of the Borrower dated June 30, 1997 in favor of the Lender in the original principal amount of $90,000,000, which was given in replacement and extension of that certain promissory Note of the Borrower dated March 28, 1997 in favor of the Lender in the original principal amount of $65,000,000, which was given in replacement and extension of that certain promissory Note of the Borrower dated March 29, 1996 in favor of the Lender in the original principal amount of $65,000,000, and the liens securing the payment thereof are not released but are hereby ratified and carried forward as security for this Note.

     This Note is entitled to the benefits of and security afforded by the Security Agreement-Pledge (Facility C) dated March 29, 1996, between Borrower and Lender, as that Security Agreement-Pledge (Facility C) may be amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

                                               EQUUS II INCORPORATED,
                                               A DELAWARE CORPORATION

                                               By: Patrick M. Cahill
                                                   Vice President